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                                                                  Exhibit 10.171

                               GENERAL ASSIGNMENT

     THIS GENERAL ASSIGNMENT (this "ASSIGNMENT") is made and entered into this 28th day of May, 2004, by and among NORTHPOINTE DELAWARE, LLC, a Delaware limited liability company, and CHULA VISTA PLAZA, LLC, a California limited liability company collectively, "ASSIGNOR") and INLAND WESTERN SPOKANE NORTHPOINTE, L.L.C., a Delaware limited liability company ("ASSIGNEE").

                                    RECITALS:

     A. Assignor and Assignee's predecessor-in-interest have entered into that certain Agreement of Purchase and Sale dated as of March 23, 2004, as amended and reinstated in its entirety by that certain Reinstatement of and First Amendment to Agreement of Purchase and Sale, dated as of the ___ day of April, 2004 (collectively, the "PURCHASE AGREEMENT"), relating to the sale of that certain tract of land together with the improvements thereon (the "PROPERTY") commonly known as Northpointe Plaza Shopping Center, 9604-10100 North Newport Highway, Spokane, Washington, and being legally described in EXHIBIT A attached hereto and made a part hereof.

     B. In connection with the conveyance of the Property to Assignee, Assignor and Assignee desire to execute and deliver this general Assignment assigning all of Assignor's right, title and interest in and to the items identified below to Assignee.

          NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and agreed by Assignor, the parties hereby agree as follows:

     1. RECITALS; DEFINED TERMS. The foregoing recitals are acknowledged to be accurate and are incorporated herein by reference. Capitalized terms used in this Assignment and not defined herein but defined in the Purchase Agreement shall have the meanings given to such terms in the Purchase Agreement.

     2. ASSIGNMENT BY ASSIGNOR. Assignor hereby transfers and assigns to Assignee all right, title and interest of Assignor in and to all of the contracts, licenses, warranties, permits, intangible personal property and other items listed on EXHIBIT B attached hereto and made part hereof (collectively, the "Assigned Property").

     3. INDEMNITY BY ASSIGNOR. Assignor does hereby agree to indemnify, hold harmless and defend Assignee harmless from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure by Assignor to perform or observe the obligations, covenants, terms and conditions of or under the Assigned Property, to the extent arising prior to the date hereof.

     4. ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all obligations of the owner under the Assigned Property arising from and after the date hereof.

     5. INDEMNITY BY ASSIGNEE. Assignee does hereby agree to indemnify, hold harmless and defend Assignor from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of any failure of Assignee to perform or observe, and Assignee's performance and observance of, the obligations, duties, covenants, terms and conditions assumed by Assignee hereunder, to the extent arising from and after the date hereof.

     6. COUNTERPARTS. This document may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.

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     7.   DISPUTE. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the sole prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

     8. SUCCESSORS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. JOINT AND SEVERAL LIABILITY. The liability of each Assignor under this Assignment is and shall be joint and several.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

          ASSIGNOR:   NORTHPOINTE DELAWARE, LLC, a Delaware limited liability
                      company


                      By:  /s/ Ruben Poplawski
                         -----------------------------------------
                            Ruben Poplawski
                            Sole Manager


                      CHULA VISTA PLAZA, LLC, a California limited liability company


                      By:  /s/ Ruben Poplawski
                         -----------------------------------------
                            Ruben Poplawski
                            Sole Manager


          ASSIGNEE:   INLAND WESTERN SPOKANE NORTHPOINTE, L.L.C.,
                      a Delaware limited liability company

                      By: INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., its sole member


                            By:      /s/ Valerie Medina
                               -----------------------------------
                                 Name:   Valerie Medina
                                      ----------------------------
                                 Its:  asst. Secretary
                                      ----------------------------


GENERAL ASSIGNMENT

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                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROPERTY

PARCEL "A"

THAT PORTION OF COUNTRY HOMES ESTATES, AS PER PLAT RECORDED IN VOLUME "S" OF PLATS, PAGE 16, AND THE SOUTH HALF OF SECTION 17, TOWNSHIP 26 NORTH, RANGE 43 EAST OF THE WILLAMETTE MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF THE NEWPORT HIGHWAY WITH THE SOUTHERLY RIGHT OF WAY OF EAST HAWTHORNE ROAD, SAID POINT BEING THE POINT OF BEGINNING; THENCE ALONG THE SOUTHERLY RIGHT OF WAY OF SAID EAST HAWTHORNE ROAD, NORTH 89 DEG. 10'13" EAST, 921.82 FEET TO A POINT; THENCE LEAVING SAID SOUTHERLY RIGHT OF WAY, SOUTH 00 DEG. 16'08" WEST, 672.21 FEET TO A POINT; THENCE SOUTH 31 DEG. 54'04" WEST, 1,177.77 FEET TO A POINT; THENCE SOUTH 56 DEG. 54'04" WEST, 316.53 FEET TO A POINT; THENCE SOUTH 47 DEG. 20'56" WEST,
89.93 FEET TO A POINT; THENCE SOUTH 57 DEG. 23'55" WEST, 319.46 FEET TO A POINT; THENCE SOUTH 69 DEG. 17'05" WEST, 56.65 FEET TO A POINT; THENCE SOUTH 48 DEG. 09'31" WEST, 46.29 FEET, TO THE CORNER OF THAT PORTION CONVEYED TO SHOPKO STORES, INC., BY DEED RECORDED UNDER RECORDING NO. 8606110168; THENCE NORTH 58 DEG. 06'06" WEST, 278.22 FEET TO A POINT; THENCE NORTH 31 DEG. 54'04" EAST,
24.92 FEET TO A POINT; THENCE NORTH 58 DEG. 05'56" WEST, 507.12 FEET OF RECORD TO A POINT ON THE EASTERLY RIGHT OF WAY LINE OF SAID NEWPORT HIGHWAY; THENCE ALONG SAID EASTERLY RIGHT OF WAY NORTH 31 DEG. 54'04" EAST, 1,978.06 FEET TO THE POINT OF BEGINNING, IN SPOKANE, WASHINGTON;

EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY OF THE NEWPORT HIGHWAY WITH THE SOUTHERLY RIGHT OF WAY OF EAST HAWTHORNE ROAD; THENCE ALONG SAID EASTERLY RIGHT OF WAY SOUTH 31 DEG. 54'04" WEST, 756.50 FEET TO A POINT, SAID POINT BEING THE POINT OF BEGINNING; THENCE LEAVING SAID EASTERLY RIGHT OF WAY SOUTH 58 DEG. 05'56" EAST, 1,113.00 FEET TO A POINT; THENCE SOUTH 31 DEG. 54'04" WEST, 440.00 FEET TO A POINT; THENCE NORTH 58 DEG. 05'56" WEST, 199.00 FEET TO A POINT; THENCE NORTH 31 DEG. 54'04" EAST, 57.21 FEET TO A POINT; THENCE NORTH 58 DEG. 05'56" WEST, 165.01 FEET TO A POINT; THENCE SOUTH 31 DEG. 54'04" WEST, 10.00 FEET TO A POINT; THENCE NORTH 58 DEG. 05'56" WEST, 20.00 FEET TO A POINT; THENCE NORTH 3l DEG. 54'04" EAST, 10.00 FEET TO A POINT; THENCE NORTH 58 DEG. 05'56" WEST, 20.00 FEET TO A POINT; THENCE SOUTH 31 DEG. 54'04" WEST, 77.21 FEET TO A POINT; THENCE NORTH 58 DEG. 05'56" WEST, 167.50 FEET TO A POINT; THENCE NORTH 31 DEG. 54'04" EAST, 30.00 FEET TO A POINT; THENCE NORTH 58 DEG. 05'56" WEST, 227.99 FEET TO A POINT; THENCE NORTH 31 DEG. 54'04" EAST, 410.00 FEET TO A POINT; THENCE NORTH 58 DEG. 05'56" WEST, 313.50 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY OF SAID NEWPORT HIGHWAY; THENCE ALONG SAID EASTERLY RIGHT OF WAY NORTH 31 DEG. 54'04" EAST, 20.00 FEET TO A POINT OF BEGINNING; BEING A PORTION OF NORTHPOINTE PLAZA BINDING SITE PLAN, CITY FILE 89-53-BSP RECORDED UNDER RECORDING NO. 9003280097;

ALSO EXCEPT PAD 3 OF THE NORTHPOINTE PLAZA BINDING SITE PLAN, CITY FILE

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89-53-BSP RECORDED UNDER RECORDING NO. 9003280097 SITUATED IN THE SOUTH HALF OF
SECTION 17, TOWNSHIP 26 NORTH, RANGE 43 EAST OF THE WILLAMETTE MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY OF NEWPORT HIGHWAY WITH THE SOUTHERLY RIGHT OF WAY OF EAST HAWTHORNE ROAD (AS SHOWN ON THE RECORD OF SURVEY RECORDED UNDER RECORDING NO. 9202070154); THENCE ALONG THE EASTERLY RIGHT OF WAY OF SAID NEWPORT HIGHWAY SOUTH 31 DEG. 54'04" WEST, 243.50 FEET TO A SET STEEL PIN, SAID PIN BEING THE REAL POINT OF BEGINNING; THENCE CONTINUING ALONG SAID EASTERLY RIGHT OF WAY SOUTH 31 DEG. 54'04" WEST, 176.50 FEET TO A SET STEEL PIN; THENCE LEAVING SAID EASTERLY RIGHT OF WAY SOUTH 58 DEG. 05'56" EAST,
313.50 FEET TO A SET STEEL PIN; THENCE NORTH 31 DEG. 54'04" EAST, 176.50 FEET TO A SET STEEL PIN; THENCE NORTH 58 DEG. 05'56" WEST, 313.50 FEET TO THE REAL POINT OF BEGINNING;

AND EXCEPT THAT PORTION CONVEYED TO THE CITY OF SPOKANE BY DEED RECORDED UNDER RECORDING NO. 9109250283;

(ALSO KNOWN AS TRACTS 1, 3 THROUGH 9, INCLUSIVE, OF RECORD OF SURVEY FOR NORTHPOINTE PLAZA BINDING SITE PLAN RECORDED JULY 9, 1992, IN VOLUME 53 OF SURVEYS, PAGE 27, UNDER RECORDING NO. 9207090443);

SITUATED IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON.

AND BEING THE SAME PROPERTY AS LEGALLY DESCRIBED AS FOLLOWS:

THAT PORTION OF THE COUNTRY HOMES ESTATES AND THE SOUTH 1/2 OF SECTION 17, TOWNSHIP 26 NORTH, RANGE 43 EAST, WILLIAMETTE MERIDIAN, SPOKANE COUNTY, WASHINGTON, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A FOUND BRASS CAP MONUMENTING THE CENTER 1/4 CORNER OF SAID
SECTION 17; THENCE NORTH 89 DEG. 10'13" EAST 1,329.85 FEET TO A FOUND BRASS CAP MONUMENTING THE CENTER - EAST 1/16 CORNER OF SAID SECTION 17; THENCE SOUTH 89 DEG. 10'13" WEST 339.31 FEET; THENCE SOUTH 00 DEG. 49'47" EAST 47.50 FEET TO A POINT ON THE SOUTHERLY RIGHT OF WAY OF EAST HAWTHORNE ROAD, SAID POINT BEING THE REAL POINT OF BEGINNING.

THENCE LEAVING SAID SOUTHERLY RIGHT OF WAY SOUTH 00 DEG. 16'08" WEST 654.71 FEET; THENCE SOUTH 31 DEG. 54'04" WEST 1,177.77 FEET; THENCE SOUTH 56 DEG. 54'04" WEST 316.53 FEET; THENCE SOUTH 47 DEG. 20'56" WEST 89.93 FEET; THENCE SOUTH 57 DEG. 23'55" WEST 319.46 FEET; THENCE SOUTH 69 DEG. 17'05" WEST 56.65 FEET; THENCE SOUTH 48 DEG. 09'31" WEST 46.29 FEET; THENCE NORTH 58 DEG. 06'06" WEST 278.22 FEET; THENCE NORTH 31 DEG. 54'04" EAST 24.92 FEET; THENCE NORTH 58 DEG. 05'56" WEST 507.12 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY OF NEWPORT HIGHWAY; THENCE NORTH 31 DEG. 54'04" EAST 1,201.56 FEET ALONG SAID RIGHT OF WAY; THENCE LEAVING SAID RIGHT OF WAY SOUTH 58 DEG. 05'56" EAST 313.50 FEET; THENCE SOUTH 31 DEG. 54'04" WEST 410.00 FEET; THENCE SOUTH 58 DEG. 05'56" EAST 227.99 FEET; THENCE SOUTH 31 DEG. 54'04" WEST 30.00 FEET; THENCE SOUTH 58 DEG. 05'56" EAST 167.50 FEET; THENCE NORTH 31 DEG. 54'04" EAST 77.21 FEET; THENCE SOUTH 58 DEG. 05'56" EAST 20.00 FEET; THENCE SOUTH 31 DEG. 54'04" EAST 10.00 FEET; THENCE SOUTH 58 DEG. 05'56" EAST 20 FEET; THENCE NORTH 31 DEG. 54'04" EAST 10.00 FEET; THENCE SOUTH 58 DEG. 05'56" EAST 165.01 FEET; THENCE

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SOUTH 31 DEG. 54'04" WEST 57.21 FEET; THENCE SOUTH 58 DEG. 05'56" EAST 199.00
FEET; THENCE NORTH 31 DEG. 54'04" EAST 440.00 FEET; THENCE NORTH 58 DEG. 05'56" WEST 1,113.00 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY OF NEWPORT HIGHWAY; THENCE ALONG SAID RIGHT OF WAY NORTH 31 DEG. 54'04" EAST 336.57 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 58 DEG. 05'56" EAST 313.50 FEET; THENCE NORTH 31 DEG. 54'04" EAST 176.50 FEET; THENCE NORTH 58 DEG. 05'56" WEST 313.50 FEET TO SAID EASTERLY RIGHT OF WAY; THENCE ALONG SAID RIGHT OF WAY NORTH 31 DEG. 54'04" EAST 204.78 FEET; THENCE SOUTH 58 DEG. 05'56" EAST 21.00 FEET; THENCE NORTH 49 DEG. 33'51" EAST 41.48 FEET TO THE SOUTHERLY RIGHT OF WAY OF EAST HAWTHORNE ROAD; THENCE ALONG SAID SOUTHERLY RIGHT OF WAY NORTH 89 DEG. 10'13" EAST 892.80 FEET TO THE REAL POINT OF BEGINNING.

PARCEL "B"

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS DELINEATED ON NORTHPOINTE PLAZA, PHASE TWO BINDING SITE PLAN, CITY FILE 89-53-BSP, RECORDED APRIL 26,1991, IN VOLUME 1 OF BINDING SITE PLANS, PAGES 48, 49 AND 50, UNDER RECORDING NO. 9104260211, AND AMENDED UNDER VOLUME 1 OF BINDING SITE PLANS AT PAGES 66, 67 AND 72 UNDER RECORDING NOS. 9411080001, 9501310096 AND 9510050017;

SITUATED IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON.

PARCEL "C"

NON-EXCLUSIVE EASEMENTS FOR (a) PEDESTRIAN AND VEHICULAR INGRESS, EGRESS, PASSAGE, AND ACCOMODATION, (b) THE INSTALLATION, OPERATION, FLOW, PASSAGE, USE, MAINTENANCE, CONNECTION, REPAIR, RELOCATION AND REMOVAL OF UTILITY LINES (AS DEFINED), (c) THE DISCHARGE OF SURFACE STORM DRAINAGE AND/OR RUNOFF, AND (d) CONSTRUCTION, MAINTENANCE AND REPLACEMENT OF UNDERGROUND FOOTINGS, ALL AS CREATED BY OPERATION AND EASEMENT AGREEMENT, DATED NOVEMBER 22, 1989, AND RECORDED WITH THE SPOKANE COUNTY, WASHINGTON AUDITOR UNDER RECORDING NO. 9004050105, AS AMENDED BY FIRST AMENDMENT TO OPERATION AND EASEMENT AGREEMENT, DATED ON OR ABOUT SEPTEMBER 16, 1992, AND RECORDED WITH THE SPOKANE COUNTY, WASHINGTON AUDITOR UNDER RECORDING NO. 9501130346, AS FURTHER AMENDED BY SECOND AMENDMENT TO OPERATION AND EASEMENT AGREEMENT, DATED JANUARY 12, 1998, AND RECORDED WITH THE SPOKANE COUNTY, WASHINGTON AUDITOR UNDER RECORDING NO. 4667459, AND AS FURTHER AMENDED BY THIRD AMENDMENT TO OPERATION AND EASEMENT AGREEMENT, DATED OCTOBER 12, 2001, AND RECORDED WITH THE SPOKANE COUNTY, WASHINGTON AUDITOR UNDER RECORING NO. 4667460.

SITUATED IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON

PARCEL "D"

NON-EXCLUSIVE EASEMENTS FOR (a) PEDESTRIAN AND VEHICULAR INGRESS, EGRESS, PASSAGE AND ACCOMODATION, (b) THE INSTALLATION, OPERATION, FLOW, PASSAGE, USE, MAINTENANCE, CONNECTION, REPAIR, RELOCATION AND

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REMOVAL OF UTILITY LINES (AS DEFINED), AND (c) THE DISCHARGE OF SURFACE STORM
"208" DRAINAGE AND/OR RUNOFF, ALL AS CREATED BY COMMON ACCESS AND UTILITY AGREEMENT, DATED MARCH 1, 1990, AND RECORDED WITH THE SPOKANE COUNTY, WASHINGTON AUDITOR UNDER RECORDING NO. 9104260214.

SITUATED IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON

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                                    EXHIBIT B

1. All licenses, registrations, certificates, permits, approvals and other governmental authorizations relating to the construction, operation, use or occupancy of the Property and the buildings and other improvements located thereon, or any portion thereof.

2. All of Assignor's right, title and interest in and to all logos, designs, trade names, trademarks, service marks, copyrights and other intangible personal property relating to the Property, including, without limitation, the name "Northpointe Plaza Shopping Center" and any other name or names by which the Property is known or referred;

3. All of Assignor's right, title and interest in and to all warranties and guarantees, if any, relating to the personal property located on the Property or in the buildings and other improvements located thereon;

4. All of Assignor's right, title and interest in and to the contracts listed on Exhibit B-l attached hereto and made a part hereof; and

5. All of Assignor's right, title and interest in and to all as-built plans and specifications, construction drawings, and engineering plans and studies relating to the Property.

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                                   EXHIBIT B-1

1.   Peak Performance Service Agreement dated June 5, 2003
2.   Senske Lawn & Tree Care Grounds Maintenance Agreement dated March 22, 2004
3. Maintenance Services Agreement for Common Areas (Tony Rossi) dated November 30, 2000
4.   Parking Lot Sweeping Agreement dated July 19, 2001
5.   Mulvaney Roofing Inc. Proposal dated November 7, 2001
6.   State Protection Services Security Agreement dated December 2, 2003
7. General Fire Protection System, Inc., Monitoring Agreement (T.J. Maxx) dated September 18, 2001
8. General Fire Protection System, Inc., Monitoring Agreement (America's Best) dated September 18, 2001
9. General Fire Protection System, Inc., Monitoring Agreement (Corral West) dated September 18, 2001
10. General Fire Protection System, Inc., Monitoring Agreement (Border's) dated September 18, 2001

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                                     JOINDER

     The undersigned hereby executes this Joinder to that certain General Assignment (the "General Assignment") among Northpointe Delaware, LLC, Chula Vista Plaza, LLC and Inland Western Spokane Northpointe, L.L.C. ("Northpointe"), and dated as of May 28, 2004, for the sole purpose of assigning to Northpointe all of the undersigned's right, title and interest in and to the contracts listed on Exhibit B-l attached to the General Assignment.

EXECUTED this 28th day of May, 2004.

BARCLAY'S REALTY & MANAGEMENT CO.


By:  /s/Ruben Poplawski
   ----------------------------
     Name: RUBEN POPLAWSKI
          ---------------------
     Its:  PRESIDENT
         ---------------------


GENERAL ASSIGNMENT